UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

COLE CREDIT PROPERTY TRUST III, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COLE CREDIT PROPERTY TRUST III, INC.
2555 East Camelback Road, Suite 400
Phoenix, Arizona 85016

April 7, 2010

Dear Stockholder:

You are cordially invited to attend our 2010 Annual Meeting of Stockholders to be held on Tuesday, May 25, 2010, at 9:00 a.m. local time at our offices located at 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2010 Annual Meeting of Stockholders and Proxy Statement.

Directors and officers will be available at the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding the affairs of Cole Credit Property Trust III, Inc. and for a discussion of the business to be considered at the meeting.

It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY USING THE TELEPHONE OR THE INTERNET, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Voting by proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

/s/  CHRISTOPHER H. COLE
Christopher H. Cole
Chairman, President and
Chief Executive Officer

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2010
QUESTIONS AND ANSWERS
PROPOSAL 1 ELECTION OF DIRECTORS
CERTAIN INFORMATION ABOUT MANAGEMENT
BENEFICIAL OWNERSHIP OF EQUITY SECURITIES
AUDIT COMMITTEE REPORT
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
STOCKHOLDER PROPOSALS
OTHER MATTERS

COLE CREDIT PROPERTY TRUST III, INC.

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 25, 2010

To Cole Credit Property Trust III, Inc. Stockholders:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders of Cole Credit Property Trust III, Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on Tuesday May 25, 2010, at 9:00 a.m. local time at our offices located at 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016. The purpose of the meeting is to:

1.	Elect six directors to hold office for one-year terms expiring at the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and

2.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on March 26, 2010 are entitled to receive this notice and to vote at the meeting. This proxy statement, the proxy card and our 2009 annual report to stockholders are being mailed to you on or about April 9, 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 25, 2010.

THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.colecapital.com.

You may obtain directions to attend the 2010 Annual Meeting of Stockholders of the Company by calling 1-800-778-8700

All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR TO SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

By Order of the Board of Directors

/s/  D. KIRK MCALLASTER, JR.
D. Kirk McAllaster, Jr.
Secretary
Phoenix, Arizona
April 7, 2010

PLEASE VOTE — YOUR VOTE IS IMPORTANT

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted upon at our Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.

Q:	Why did you send me this proxy statement?

A:	We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2010 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting.

Q:	What is a proxy?

A:	A proxy is a person who votes the shares of stock of another person who does not attend a meeting. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or give your proxy by telephone or over the Internet, you are giving us your permission to vote your shares of common stock at the annual meeting. The person who will vote your shares of common stock at the annual meeting is D. Kirk McAllaster, Jr. He will vote your shares of common stock as you instruct, unless you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions. In this case, the proxy will vote FOR all of the director nominees. With respect to any other proposals to be voted upon, he will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in his discretion. The proxy will not vote your shares of common stock if you do not return the enclosed proxy card or submit your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card or submit your proxy by telephone or over the Internet to us as soon as possible whether or not you plan on attending the meeting in person.

If you authorize your proxy by telephone or over the Internet, please do not return your proxy card.

Q:	When is the annual meeting and where will it be held?

A:	The annual meeting will be held on Tuesday, May 25, 2010, at 9:00 a.m. local time at our offices located at 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

Q:	How many shares of common stock can vote?

A:	As of the close of business on the record date of March 26, 2010, there were 130,942,430 shares of our common stock issued and outstanding. Every stockholder of record as of the close of business on March 26, 2010 is entitled to one vote for each share of common stock held at that date and time.

Q:	What is a “quorum”?

A:	A “quorum” consists of the presence in person or by proxy of stockholders holding 50% of the outstanding shares. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum.

Q:	What may I vote on?

A:	You may vote on the election of nominees to serve on the board of directors and on any other proposal to be voted on.

Q:	How does the board of directors recommend I vote on the proposal?

A:	The board of directors recommends a vote FOR each of the nominees for election as director who are named as such in this proxy statement.

Q:	Who is entitled to vote?

A:	Anyone who owned our common stock at the close of business on March 26, 2010, the record date, is entitled to vote at the annual meeting.

Q:	How do I vote?

A:	You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the annual meeting. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may submit their proxy via mail, using the enclosed proxy card. In addition, stockholders of record who live in the United States may authorize a proxy by following the “Telephone” instruction on the enclosed proxy card. Stockholders of record with Internet access may submit a proxy by following the “Internet” instructions on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the annual meeting, you may also submit your vote in person, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the annual meeting. If you return your signed proxy card, or authorize your proxy by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted FOR the nominees for director, and with respect to any other proposals to be voted upon, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of Mr. McAllaster.

Q:	Will my vote make a difference?

A:	Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the annual meeting.

Q:	What if I return my proxy card and then change my mind?

A:	You have the right to revoke your proxy at any time before the vote by:

(1) notifying D. Kirk McAllaster, Jr., our Secretary, in writing at our principal executive offices located at 2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016;

(2) attending the meeting and voting in person; or

(3) returning another proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the annual meeting other than the election of directors, if any other business is properly presented at the annual meeting, your proxy gives authority to D. Kirk McAllaster, Jr., our executive vice president, chief financial officer and secretary to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	Who pays the cost of this proxy solicitation?

A:	The Company will pay all the costs of soliciting these proxies. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:	No. In addition to mailing proxy solicitation material, our directors and officers, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to directors, officers or other personnel for such services. We have retained D.F. King & Co., Inc. to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of such services to the Company to be approximately $150,000.

Q:	If I plan to attend the annual meeting in person, should I notify anyone?

A:	While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would mark the appropriate box on the enclosed proxy card, or indicate your plan to attend when you authorize your proxy by telephone or over the Internet, to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:	Whom should I call if I have any questions?

A:	If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Call Toll free: (800) 628-8536 or
Collect at (212) 269-5550

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all six members of our board of directors, plus one director nominee. Those persons elected will serve as directors until the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for re-election and/or election as directors:

•	Christopher H. Cole

•	Marc T. Nemer

•	Thomas A. Andruskevich

•	Marcus E. Bromley

•	Scott P. Sealy

•	Leonard W. Wood

Each of the nominees for director, other than Mr. Nemer, is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below.

If you return a properly executed proxy card, or if you authorize your proxy by phone or over the Internet, unless you direct the proxy to withhold your votes, the individual named as the proxy will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required; Recommendation

The vote of holders of a majority of all shares present in person or by proxy at a meeting of stockholders duly called at which a quorum is present, without the necessity for concurrence by the board of directors, is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have the same effect as votes cast against each director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR ALL NOMINEES LISTED” will be considered a vote in favor of all nominees for re-election as director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR ALL OTHER THAN THOSE LISTED” will be considered a vote in favor of all nominees except those nominees you specifically list and a vote against the nominees you specifically list. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “WITHHELD FOR ALL” will be considered a vote against all directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL NOMINEES LISTED” FOR
ELECTION AS DIRECTORS

CERTAIN INFORMATION ABOUT MANAGEMENT

Board of Directors

In accordance with applicable law and our charter and bylaws, the business and affairs of the Company are managed under the direction of our board of directors. Our board of directors has nominated each of the following individuals for election as a director to serve until our 2011 Annual Meeting of Stockholders or until his successor is elected and qualified. Each nominee, other than Mr. Nemer, currently is a director of the Company and Messrs. Andruskevich, Bromley, Sealy and Wood are independent directors.

Name	Age	Positions

Christopher H. Cole	57	Chairman, Chief Executive Officer and President

Marc T. Nemer	37	Director Nominee

Thomas A. Andruskevich	59	Director (Independent)

Marcus E. Bromley	60	Director (Independent)

Scott P. Sealy	64	Director (Independent)

Leonard W. Wood	64	Director (Independent)

Christopher H. Cole has served as our chairman, chief executive officer and president since our formation in January 2008. He has served as the chief executive officer and president of Cole REIT Advisors III, LLC (“Cole Advisors III”), our advisor, since its formation in January 2008, and previously served as its treasurer from January 2008 until September 2008.

Mr. Cole has served as the chairman, chief executive officer and president of Cole Credit Property Trust, Inc. (“Cole REIT I”) since its formation in March 2004. He has served as the chief executive officer of Cole REIT Advisors, LLC (“Cole Advisors”) since its formation in April 2004, and as its president since October 2007, and previously served as its president from April 2004 until March 2007. Mr. Cole has served as the chairman, chief executive officer and president of Cole Credit Property Trust II, Inc. (“Cole REIT II”) since its formation in September 2004. He also serves as the chief executive officer and president of Cole REIT Advisors II, LLC (“Cole Advisors II”). He has served as Cole Advisors II’s chief executive officer since its formation in September 2004, and as its president since October 2007, and previously served as its president from September 2004 until March 2007.

Mr. Cole has been the sole shareholder, chief executive officer, president and treasurer of Cole Holdings Corporation since its formation in August 2004 and has served as its chairman and secretary since October 2007. He has also been engaged as a general partner in the structuring and management of real estate limited partnerships since February 1979. Mr. Cole has served as the chief executive officer of Cole Capital Advisors, Inc. (“Cole Capital Advisors”) since December 2002, as its president since October 2007, as its treasurer since its formation in November 2002, and previously served as its president from November 2002 until March 2007 and as its secretary from November 2002 until December 2002. Mr. Cole has served as the chief executive officer and treasurer of Cole Capital Partners, LLC (“Cole Capital Partners”) since January 2003, as its president since October 2007, and previously served as its president from January 2003 to March 2007. Mr. Cole has served as the chief executive officer of Cole Realty Advisors, Inc. (“Cole Realty Advisors”) since December 2002, as its president since October 2007, as its treasurer since its formation in November 2002, and previously served as its president from November 2002 until March 2007, and its secretary from November 2002 until December 2002.

Mr. Cole has served as the chief executive officer and treasurer of the Cole Growth Opportunity Fund I GP, LLC since its formation in March 2007. Mr. Cole served as the executive vice president and treasurer of Cole Capital Corporation from December 2002 until January 2008. Mr. Cole has been the sole director of Cole Capital Corporation since December 2002. The board of directors selected Mr. Cole to serve as a director because he is the Company’s Chief Executive Officer and Mr. Cole’s experience and relationships in the non-traded REIT and real estate industries, along with his knowledge of the Cole-related organization, will provide significant value to the board of directors.

Marc T. Nemer is a nominee to be a member of our board of directors. Mr. Nemer has served as president, secretary and treasurer of Cole Capital Corporation since January 2008. He has served as executive vice president and managing director of capital markets of our advisor since September 2008, and as its executive vice president, securities and regulatory affairs from its formation in January 2008 until September 2008. Mr. Nemer has served as executive vice president and managing director of capital markets of Cole Capital Advisors, Cole Capital Partners and Cole Realty Advisors since March 2008, and previously served for each, as its executive vice president, securities and regulatory affairs from October 2007 until March 2008 and as its vice president, legal services and compliance from March 2007 until October 2007. Mr. Nemer has served as executive vice president and managing director of capital markets for CCPT I Advisors and CCPT II Advisors since March 2008, and previously served for each as executive vice president, securities and regulatory affairs from October 2007 until March 2008. Prior to joining Cole, Mr. Nemer was an attorney with the international law firm Latham & Watkins LLP, where he specialized in securities offerings (public and private), corporate governance, and mergers and acquisitions from July 2000 until February 2006. Prior to that, Mr. Nemer worked at the international law firm Skadden, Arps, Slate, Meagher & Flom LLP, where he worked as an attorney in a similar capacity from August 1998 until July 2000. Mr. Nemer earned a J.D. from Harvard Law School in 1998 and a B.A. from the University of Michigan in 1995. The board of directors selected Mr. Nemer to serve as a director because of his legal, regulatory and compliance experience in the non-traded REIT industry and securities industry generally, as well as extensive knowledge and relationships within the non-traded REIT industry, including of the independent broker-dealer network through which the Company offers its securities, which will enhance the Company’s position with individuals in that industry.

Thomas A. Andruskevich has been an independent member of our board of directors since October 2008. Since November 2005, Mr. Andruskevich has served as president and chief executive officer of Birks & Mayors, Inc., a leading North American luxury brand, designer, manufacturer of fine jewelry, timepieces, sterling silverware and gifts. From June 1996 until November 2005, he served as president and chief executive officer of Henry Birks & Sons Ltd., and from August 2002, when Henry Birks & Sons Ltd. acquired a controlling interest in Mayors Jewelers Inc., he has served as chairman, president and chief executive officer of Mayors Jewelers Inc. From 1994 to 1996, Mr. Andruskevich was president and chief executive officer of the clothing retailer Mondi of America. From 1989 to 1994, he was executive vice president of international trade & fragrance of Tiffany & Co., and from 1982 to 1989, Mr. Andruskevich served as senior vice president and chief financial officer of Tiffany & Co. The board of directors selected Mr. Andruskevich to serve as a director because of his extensive experience in the retail sector, including his significant contacts and relationships. This experience will provide increased opportunities for the Company in its acquisition and leasing capacities.

Marcus E. Bromley has been a member of our board of directors since October 2008 and served on the Company’s audit committee since December 2008. Mr. Bromley has also served as a member of the board of directors of Cole REIT II since May 2005. From 1993 through 2005, Mr. Bromley served as a member of the board of trustees of Gables Residential Trust, a $3 billion multi-family residential REIT with operations in Texas, Georgia, South Florida, Washington, D.C. and Southern California that was listed on the New York Stock Exchange prior to its sale in 2005. From December 1993 until June 2000, Mr. Bromley also served as the chief executive officer of Gables Residential Trust. Prior to joining Gables Residential Trust, Mr. Bromley was a division partner of Trammell Crow Residential from 1982 until 1993. Mr. Bromley also serves on the board of directors of Private Bank of Buckhead (Atlanta), a community bank, and on the board of directors of Nancy Creek Capital (Atlanta), a private equity firm. Mr. Bromley holds a B.S. in Economics from Washington & Lee University and a M.B.A. from the University of North Carolina. The board of directors selected Mr. Bromley to serve as a director because Mr. Bromley’s experience as the chief executive officer of a public real estate company, his general knowledge of the real estate industry and his financing experience will bring valuable resources to the board of directors.

Scott P. Sealy has been a member of our board of directors since October 2008. Mr. Sealy has served as a principal of Sealy & Company, Incorporated since 1968 and has served as chairman of the board of directors since February 2000. Mr. Sealy provided strategic planning and business development for the company, which is in the business of acquisitions, repositioning and ground-up development of regional distribution and industrial facilities. Mr. Sealy served as the chapter president of the Society of Industrial and Office Realtors from 1994 to 1995; was on the Strategic Planning Committee from 1997 through 2000 and served on the Board of Directors from 1997 through 1999. Mr. Sealy was a member of the Shreveport-Bossier Board of Realtors from 1977 through 2002. Mr. Sealy has served on the Board of Directors of Louisiana Companies since 2001 and as Chairman of the Compensation Committee since 2008. The board of directors selected Mr. Sealy to serve as a director because of his significant real estate and leadership experience as a fiduciary in other real estate programs. This experience will assist the board of directors in its strategic and operational initiatives.

Leonard W. Wood has been an independent member of our board of directors since October 2008 and the chairman of our board’s audit committee since December 2008. Mr. Wood has over 26 years of real estate industry leadership experience, most recently serving as a member of the investment committee and the management board of GLJ Partners, LLC, a Southern California based residential development and construction company, which he joined in November 2007. In April 1998, Mr. Wood founded Wood Partners, L.L.C. (“Wood Partners”), a developer of apartment and condominium homes in the Baltimore/Washington D.C. area, the Southeastern United States, Florida, Texas, Colorado, Nevada, Arizona and California. Mr. Wood served as the managing principal of Wood Partners from its inception until the time of Mr. Wood’s retirement from Wood Partners in November 2007. Mr. Wood also was a certified public accountant with the firm of Arthur Andersen from 1972 to 1977 and was a partner at Trammell Crow Residential for sixteen years prior to forming Wood Partners. The board of directors selected Mr. Wood to serve as a director because of his deep knowledge of the real estate industry, particularly in the financial and operational segments, along with his experience in successfully growing and exiting a real estate company, which will provide the board of directors with insight and guidance in acquiring and financing its assets.

Board Meetings and Annual Stockholder Meeting

The board of directors held two regular meetings and acted by unanimous written consent seven times during the fiscal year ended December 31, 2009. Each director attended all of his board and committee meetings in 2009. Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend.

Independence

As required by our charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board. The board consults with our legal counsel to ensure that the board’s determinations are consistent with our charter and applicable securities and other laws and regulations regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that the majority of our board is comprised of independent directors. A copy of our charter, which includes the independence standards used by our board of directors, can be located on our website at www.colecapital.com by clicking on Investments and then Investor Relations.

Board Committees

The board maintains certain standing committees to assist in fulfilling its responsibilities. The board has established one permanent committee, the audit committee, composed solely of independent directors. The audit committee of the board reports regularly to the full board and annually evaluates its performance. The audit committee meets periodically during the year, usually in conjunction with regular meetings of the board.

The committees established by the board, their particular areas of responsibility, and other related information, are described below.

Audit Committee

The audit committee of the board of directors is comprised of Mr. Wood (chairman) and Mr. Bromley. The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Our board of directors has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. The audit committee charter can be located on our website at www.colecapital.com by clicking on Investments and then Investor Relations.

Although our shares are not listed for trading on any national securities exchange, both members of the audit committee meet the current independence and qualifications requirements of the New York Stock Exchange, as well as our charter and applicable rules and regulations of the SEC. While both members of the audit committee have significant financial and/or accounting experience, the board of directors has determined that Mr. Wood satisfies the SEC’s requirements for an “audit committee financial expert” and has designated Mr. Wood as our audit committee financial expert. The audit committee met four times during 2009.

Compensation Committee

Our board of directors believes that it is appropriate for our board not to have a standing compensation committee based upon the fact that our executive officers, including our principal financial officer, do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers.

Nominating Board of Directors — Functions

Our board of directors believes that it is appropriate for our board not to have a standing nominating committee as it would be comprised of the entire board. Therefore, all members of our board of directors participate in the consideration of director nominees. The primary functions of the members of our board of directors relating to the consideration of director nominees are to identify individuals qualified to serve on the board of directors and to select a slate of director nominees for election by the stockholders at the annual meeting.

Board Membership Criteria and Selection of Directors

The board of directors annually reviews the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflict with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors shall be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. A majority of our directors must be independent, as defined in our charter. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage.

The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Each of our nominees was recommended by our board of directors. Pursuant to our charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.

In its nomination review process, our board of directors solicits candidate recommendations from its own members and management of the Company. Our board of directors may engage the services of a search firm to assist in identifying potential director nominees. Our board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below. In evaluating the persons recommended as potential directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 12 of our bylaws.

In considering possible candidates for election as a director, the Board of Directors is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to be able to offer advice and guidance to management; (iv) have sufficient time available to devote to our affairs; (v) represent the long-term interests of our stockholders as a whole; and (vi) represent a diversity of background and experience.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board by mail at: Chairman of the Cole Credit Property Trust III, Inc. Audit Committee, c/o Corporate Secretary, 2555 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

The chairman of the audit committee will receive all communications made by this means.

Board Leadership Structure; Independent Lead Director

Christopher H. Cole serves as both our Chairman of the Board and Chief Executive Officer. The board of directors believes that independent oversight of management is an important component of an effective board of directors. The independent board of directors’ members have determined that the most effective board of directors’ leadership structure for the Company at the present time is for the Chief Executive Officer to also serve as Chairman of the board of directors. The independent board members believe that because the Chief Executive Officer is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of board deliberations, the Chief Executive Officer is the director best qualified to act as Chairman of the board. The board of directors retains the authority to modify this structure to best address the Company’s unique circumstances, and so advance the best interests of all stockholders, as and when appropriate. In addition, although we do not have a lead independent director, the board of directors believes that the current structure is appropriate, as the Company has no employees and is externally managed by our advisor, whereby all operations are conducted by our advisor or its affiliates.

The board of directors also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight or management accountability, which is the goal that many seek to achieve by separating the roles. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers and officers and key personnel of our external advisor. Some of the relevant processes and other corporate governance practices include:

•	A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full board of directors. In addition, all matters that relate to our sponsor, our advisor or any of their affiliates, must be approved by a majority of the independent directors. The Audit Committee is comprised entirely of independent directors.

•	Each of our directors is elected annually by our stockholders.

•	Our external advisor has a one-year contract, with an annual review by, and renewal subject to, the approval of our board of directors. The fees paid to our advisor must be deemed reasonable, as determined by our independent directors, on an annual basis.

The Board’s Role in Risk Oversight

The board of directors oversees our stockholders’ and other stakeholders’ interest in the long-term health and the overall success of the Company and its financial strength.

The full board of directors is actively involved in overseeing risk management for the Company. It does so, in part, through its approval of all property acquisitions and all assumptions of debt, as well as its oversight of the Company’s executive officers and the control it has over our advisor. In particular, the board of directors may determine at any time to terminate the advisor, and must evaluate the performance of the Advisor, and re-authorize the Advisory Agreement, on an annual basis.

In addition, the Audit Committee reviews risks related to financial reporting. The Audit Committee discusses material violations of Company policies brought to its attention on an ad hoc basis, and once per year reviews a summary of the finance related violations. Additionally, the outcome of the Company’s Audit Risk assessment is presented to the Audit Committee annually; this assessment identifies internal control risks and drives the internal audit plan for the coming year. Material violations of the Company’s Code of Ethics and related corporate policies are reported to the Audit Committee as required, are reported to the full Board, if applicable.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics that is applicable to all members of our board of directors, our executive officers and our employees. The policy may be located on our website at www.colecapital.com by clicking on “Investments” and then “Investor Relations.” If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Compensation of Directors

Directors who are also officers or employees of the Company (only Mr. Cole, who is an officer but not an employee) do not receive any special or additional remuneration for service on the board of directors or any of its committees. Each non-employee director receives compensation for service on the board of directors and any of its committees as provided below.

Cash Compensation

We pay each of our independent directors:

•	an annual retainer of $50,000;

•	$2,000 for each board meeting attended in person;

•	an annual retainer of $7,500 to the chairman of the audit committee;

•	$2,000 per committee meeting attended in person (committee chairmen receive an additional $500 per committee meeting for serving in that capacity, up to a maximum of $3,000); and

•	$250 per board meeting attended by telephone conference.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

Director Compensation Table

The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2009:

					Change in
					Pension Value
					and
				Non-Equity	Nonqualified
	Fees Earned	Stock	Option	Incentive Plan	Deferred	All Other
	or Paid	Awards	Awards	Compensation	Compensations	Compensation
Name	in Cash	($)	($)	($)	Earnings	(1)($)	Total ($)

Christopher H. Cole	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Thomas A. Andruskevich	69,250	—	—	—	—	3,717	72,967
Marcus E. Bromley	70,500	—	—	—	—	1,826	72,326
Scott P. Sealy	69,250	—	—	—	—	1,410	70,660
Leonard W. Wood	78,500	—	—	—	—	1,358	79,858

(1)	Amount represents travel expense incurred by directors to attend various director meetings.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee served as an officer or employee of the Company or any of our subsidiaries during the fiscal year ended December 31, 2009 or formerly served as an officer of the Company or any of our subsidiaries. In addition, during the fiscal year ended December 31, 2009, none of our executive officers served as a member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. As of December 31, 2009, our securities were not registered under the Exchange Act and therefore none of our officers or directors was subject to these filing requirements for 2009.

Executive Officers

In addition to Christopher H. Cole, as of March 31, 2010, the following individual currently serves as our executive officer:

D. Kirk McAllaster, Jr., 43, has served as our executive vice president, chief financial officer, secretary and treasurer since our formation in January 2008. He also has served as executive vice president and chief financial officer of Cole Advisors III since its formation in January 2008.

Mr. McAllaster has also served as executive vice president and chief financial officer of Cole REIT I and Cole REIT II since October 2007, and has been a member of the board of directors of Cole REIT I since May 2008. He has served as executive vice president and chief financial officer of Cole Advisors and Cole Advisors II since March 2007, and previously served as vice president, finance for each of Cole Advisors and Cole Advisors II from December 2005 until March 2007.

Mr. McAllaster has served as executive vice president, chief financial officer and treasurer of Cole Realty Advisors since September 2009, and previously served as executive vice president and chief financial officer from March 2007 until September 2009. Mr. McAllaster has served as executive vice president and chief financial officer of Cole Capital Partners and Cole Capital Advisors since March 2007 and previously served as vice president, finance for each of Cole Capital Partners and Cole Capital Advisors from December 2005 until March 2007.

Prior to joining Cole in May 2003, Mr. McAllaster worked for six years with Deloitte & Touche LLP, most recently as audit senior manager. He has over 19 years of accounting and finance experience in public accounting and private industry. Mr. McAllaster received a B.S. degree from California State Polytechnic University — Pomona with a major in Accounting. He is a Certified Public Accountant licensed in the states of Arizona and Tennessee and is a member of the American Institute of CPAs and the Arizona Society of CPAs.

Compensation of Executive Officers

Our executive officers, including our principal financial officer, do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers and has not included a Compensation Discussion and Analysis in this proxy statement.

Our executive officers are also officers of Cole Advisors III, our advisor, and its affiliates, including Cole Capital Corporation, the dealer-manager in our initial public offering, and Cole Realty Advisors, our property manager, and are compensated by these entities, in part, for their services to us. We pay fees to such entities under our advisory agreement, dealer manager agreement and property management and leasing agreement. We also reimburse Cole Advisors III for its provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we pay to our advisor, dealer-manager and property manager, or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of March 31, 2010, regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, our director nominee and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 132,411,236 shares of common stock outstanding as of March 31, 2010.

	Amount and Nature of
	Shares Beneficially Owned (1)
Name and Address of Beneficial Owner	Number	Percentage

Christopher H. Cole (2)	20,000	*

Marc. T. Nemer	-	*

Thomas A. Andruskevich	4,150	*

Marcus E. Bromley	5,000	*

Scott P. Sealy	-	*

Leonard W. Wood	100,156	*

D. Kirk McAllaster, Jr.	-	*

All officers and directors as a group (6 persons)	129,306	*

*	Represents less than 1% of the outstanding common stock.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following March 31, 2010. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Includes 20,000 shares owned by Cole Holdings Corporation. Mr. Cole is the sole stockholder of Cole Holdings Corporation and controls the voting and disposition decisions of Cole Holdings Corporation.

AUDIT COMMITTEE REPORT

Independent Auditors

During the year ended December 31, 2009, Deloitte & Touche LLP (“Deloitte & Touche”) served as our independent auditors and provided certain tax and other services. Deloitte & Touche has served as our independent auditors since our formation. Deloitte & Touche representatives will be present at the 2010 Annual Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so. In addition, the Deloitte & Touche representatives will be available to respond to appropriate questions posed by any stockholders. The audit committee anticipates that it will engage Deloitte & Touche as our independent auditors to audit our financial statements for the year ending December 31, 2010. The audit committee reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

The audit committee reviewed the audit and non-audit services performed by Deloitte & Touche, as well as the fees charged by Deloitte & Touche for such services. In its review of the non-audit services and fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte & Touche. The aggregate fees billed to us for professional accounting services, including the audit of the Company’s annual financial statements by Deloitte & Touche for the year ended December 31, 2009 and are set forth in the table below.

	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Audit fees	$351,555	$193,610
Audit-related fees	40,950	-
Tax fees	8,513	-
All other fees	-	-

Total	$401,018	$193,610

For purposes of the preceding table, Deloitte & Touche’s professional fees are classified as follows:

•	Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Deloitte & Touche in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, and audits of acquired properties or businesses or statutory audits for our subsidiaries or affiliates.

•	Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, statutory subsidiary or equity investment audits incremental to the audit of the consolidated financial statements and general assistance with the implementation of Section 404 of the Sarbanes Oxley Act of 2002 and other SEC rules promulgated pursuant to the Sarbanes Oxley Act of 2002.

•	Tax fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•	All other fees – These are fees for other permissible work performed that do not meet the above-described categories, including assistance with internal audit plans and risk assessments.

Pre-Approval Policies

The audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the audit committee.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The chairman of the audit committee has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts, require specific pre-approval by the audit committee prior to engagement of Deloitte & Touche. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairman of the audit committee in accordance with this policy are to be disclosed to the full audit committee at the next regularly scheduled meeting.

All services rendered by Deloitte & Touche for the year ended December 31, 2009 and 2008 were pre-approved in accordance with the policies and procedures described above.

Report of the Audit Committee

Pursuant to the audit committee charter adopted by our board of directors, the audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by overseeing the independent auditors and reviewing the financial information to be provided to the stockholders and others, the system of internal control over financial reporting that management has established and the audit and financial-reporting process. The audit committee is composed of two independent directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing and the members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee’s role does not provide any special assurance with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The audit committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with accounting principles generally accepted in the United State of America.

In this context, in fulfilling its oversight responsibilities, the audit committee reviewed the 2009 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company.

The audit committee reviewed with Deloitte & Touche, which is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed by the applicable auditing standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). The Audit Committee has received the written disclosures from the independent registered public accounting firm required by Public Company Accounting Oversight Board (United States) (“PCAOB”) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence and discussed with the independent registered public accounting firm its independence within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC.

The audit committee discussed with Deloitte & Touche the overall scope and plans for the audit. The audit committee meets periodically with Deloitte & Touche, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.

In reliance on these reviews and discussions, the audit committee recommended to the board of directors that the 2009 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

March 29, 2010	The Audit Committee of the Board of Directors:Leonard W. Wood (Chairman)Marcus E. Bromley

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Our independent directors have reviewed the material transactions between our affiliates and us during the year ended December 31, 2009. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair to the Company.

Advisory Agreement

We are party to an Advisory Agreement with Cole Advisors III whereby Cole Advisors III manages our day-to-day operations and for identifying and making investments on our behalf. In return, we will pay to Cole Advisors III a monthly asset management fee equal to 0.04167% of the aggregate asset value of our assets and reimburse costs and expenses incurred by Cole Advisors III in providing asset management services. Such fees and expenses recorded for the year ended December 31, 2009 totaled approximately $1.4 million. We will also pay to Cole Realty Advisors up to 2.0% of the contract purchase price of each property or asset that we acquire, along with reimbursement of acquisition expenses. Such payments for the year ended December 31, 2009 totaled approximately $14.6 million, of which approximately $14.1 million were fees and approximately $468,000 were reimbursement of acquisition expenses. We will also pay to Cole Advisors III a financing coordination fee equal to 1.0% of the amount available under any debt financing that we obtain and use for the acquisition of properties and other investments. Such payments for the year ended December 31, 2009 totaled approximately $1.3 million. We will reimburse the expenses incurred by Cole Advisors III in connection with its provision of administrative services, including related personnel costs, subject to the limitation that we do not reimburse Cole Advisors III for any amount by which the operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceeds the greater of (i) 2% of average invested assets, or (ii) 25% of net income other than any additions to reserves for depreciation, bad debt or other similar non-cash reserves and excluding any gain from the sale of assets for that period. Such expenses recorded for the year ended December 31, 2009 totaled approximately $744,000. Additionally, for substantial assistance in connection with the sale of properties, we will pay Cole Advisors III or its affiliates an amount equal to up to one-half of the brokerage commission paid on the sale of property, not to exceed 3.0% of the contract price of each property sold; provided, however, in no event may the real estate commissions paid to our advisor, its affiliates and unaffiliated third parties exceed the lesser of the competitive real estate commission or an amount equal to 6.0% of the contract sales price. No such payments were made for the year ended December 31, 2009.

Additionally, we are required to pay to Cole Advisors III performance fees based on a percentage of proceeds or stock value upon our sale of assets or the listing of our common stock on a national securities exchange, but only if, in the case of our sale of assets, our investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return or, in the case of the listing or quotation of our common stock, the market value of our common stock plus the distributions paid to our investors exceeds the sum of the total amount of capital raised from investors plus the amount of cash flow necessary to generate an 8.0% annual cumulative, non-compounded return to investors. In the event of a sale of our assets, after investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return, then we will pay to Cole Advisors III 15.0% of remaining net sale proceeds. Upon listing our common stock on a national securities exchange, we will pay to Cole Advisors III a fee equal to 15.0% of the amount, if any, by which (1) the market value of our outstanding stock plus distributions paid by us prior to listing, exceeds (2) the sum of the total amount of capital raised from investors and the amount of cash flow necessary to generate an 8.0% annual cumulative, non-compounded return to investors.

Cole Advisors III incurs expenses in connection with our organization and our public offering of our common stock. Pursuant to the Advisory Agreement, we reimburse Cole Advisors III up to 1.5% of our gross offering proceeds with respect to those expenses. During the year ended December 31, 2009, we recorded approximately $13.4 million for organization and offering expenses.

Our Advisory Agreement has a one-year term expiring October 8, 2010, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Our independent directors are required to determine, at least annually, that the compensation to Cole Advisors III is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that such compensation is within the limits set forth in our charter. Upon termination of the Advisory Agreement, we may be required to pay to Cole Advisors III a performance fee similar to the performance fee described above if Cole Advisors III would have been entitled to a subordinated participation in net sale proceeds had the portfolio been liquidated (based on an independent appraised value of the portfolio) on the date of termination.

Christopher H. Cole, our chief executive officer, president and chairman of our board of directors, indirectly owns 100% of the ownership and voting interests of Cole Advisors III. Mr. Cole also is the chief executive officer and president of Cole Advisors III. D. Kirk McAllaster, Jr., our executive vice president, chief financial officer, secretary and treasurer, is the executive vice president and chief financial officer of Cole Advisors III.

Property Management and Leasing Agreement

We are party to a Property Management and Leasing Agreement with Cole Realty Advisors. Pursuant to the agreement, we will pay to Cole Realty Advisors fees up to (i) 2.0% of gross revenues from our single-tenant properties and (ii) 4.0% of gross revenues from our multi-tenant properties, plus leasing commissions based upon the customary leasing commissions applicable to the geographic location of the property, subject to certain limits. We also reimburse Cole Realty Advisors’ costs of managing and leasing the properties. Such fees and expenses recorded for the year ended December 31, 2009 totaled approximately $584,000.

Our Property Management and Leasing Agreement has a one-year term expiring October 8, 2010, subject to an unlimited number of successive one-year renewals.

Christopher H. Cole, our chief executive officer, president and chairman of our board of directors, indirectly owns 100% of the ownership and voting interests of Cole Realty Advisors. Mr. Cole also is the chief executive officer, president and treasurer of Cole Realty Advisors. D. Kirk McAllaster, Jr., our executive vice president, chief financial officer, secretary and treasurer, is the executive vice president and chief financial officer of Cole Realty Advisors.

Dealer Manager Agreement

We are party to a Dealer Manager Agreement with Cole Capital Corporation, the dealer manager in our ongoing initial public offering. We will pay to Cole Capital Corporation 7.0% of the gross offering proceeds from the offering of our securities, except that no selling commissions are paid on shares sold under our distribution reinvestment plan. Cole Capital Corporation may reallow all or part of the selling commission to participating broker-dealers. The commission is subject to certain discounts based on the volume of securities sold to individual investors. Cole Capital Corporation also waives the selling commission with respect to shares sold by an investment advisory representative. In addition, Cole Capital Corporation will receive up to 2.0% of gross proceeds from the initial public offering, before reallowance to participating broker-dealers, as a dealer-manager fee. Cole Capital Corporation, in its sole discretion, may reallow all or a portion of its dealer-manager fee to such participating broker-dealers as a marketing and due diligence expense reimbursement, based on such factors as the volume of shares sold by such participating broker-dealers and marketing support incurred as compared to those of other participating broker-dealers. We do not pay a dealer manager fee for shares purchased through our distribution reinvestment plan. For the year ended December 31, 2009, we paid to Cole Capital Corporation commissions and dealer manager fees totaling approximately $85.8 million, of which approximately $75.6 million was reallowed to participating broker-dealers.

Christopher H. Cole, our chief executive officer, president and chairman of our board of directors, indirectly owns 100% of the ownership and voting interests of Cole Capital Corporation. Mr. Cole also is the sole director of Cole Capital Corporation.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the 2011 annual meeting must be received by our secretary D. Kirk McAllaster, Jr., at our offices no later than December 8, 2010, and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2011 annual meeting, whether or not the proposal is intended to be included in the 2010 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary, D. Kirk McAllaster, Jr., at our offices no earlier than November 10, 2010 and no later than December 10, 2010. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

A copy of the Company’s 2009 annual report to stockholders, filed with the SEC, is enclosed herewith. You may also obtain our other SEC filings and certain other information concerning the Company through the Internet at www.sec.gov and www.colecapital.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

By Order of the Board of Directors

/s/  D. KIRK MCALLASTER, JR.
D. Kirk McAllaster, Jr.
Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

The Board of Directors recommends you vote “FOR ALL NOMINEES LISTED” IN PROPOSAL 1.

IF YOU AUTHORIZE YOUR PROXY BY MAIL, PLEASE RETURN ONLY THIS PROXY CARD IN THE ATTACHED SELF-ADDRESSED, STAMPED ENVELOPE. DO NOT RETURN THE PROXY STATEMENT. IF YOU RETURN ANY ADDITIONAL DOCUMENTS, YOUR PROXY CARD MAY BE UNDELIVERABLE BECAUSE OF INSUFFICIENT POSTAGE. DO NOT RETURN THIS PROXY CARD IF YOU AUTHORIZE YOUR PROXY BY INTERNET OR TELEPHONE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 25, 2010.

THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.colecapital.com.

You may obtain directions to attend the 2010 Annual Meeting of Stockholders of the company by calling 1-800-778-8700

PROXY FOR 2010 ANNUAL MEETING OF STOCKHOLDERS
OF COLE CREDIT PROPERTY TRUST III, INC.
MAY 25, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints D. Kirk McAllaster, Jr. as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of Cole Credit Property Trust III, Inc., on behalf and in the name of the undersigned, to attend the Annual Meeting of Stockholders of COLE CREDIT PROPERTY TRUST III, INC. to be held on May 25, 2010, at 9:00 a.m. local time at the company’s offices located at 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016, and at any adjournments or postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this card, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, the proxy statement and the annual report, the terms of each of which are incorporated herein by reference.

When this proxy card is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed herein. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast “FOR ALL NOMINEES LISTED” in Proposal 1. The proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in its discretion, including, but not limited to, the power and authority to adjourn or postpone the meeting.

INTERNET	TELEPHONE	MAIL

http://www.dfking.com/ccptIII	1-800-628-8536

• Go to the website address listed above • Have your proxy card available • Follow the instructions that appear on your computer screen	• Use any touch-tone telephone • Have your proxy card available • Follow the recorded instructions	• Mark, sign and date your proxy card
•   Detach your proxy card
•   Return your proxy card in the postage-paid envelope provided to
   D.F. King & Co., Inc.
   Wall Street Station
   P. O. Box 1163
New York, New York 10269-0013

	FOR ALL	FOR ALL	WITHHELD FOR
	NOMINEES	OTHER THAN	ALL
	LISTED	THOSE LISTED
PROPOSAL 1: Election of Directors for the term specified in the Proxy Statement:	☐	☐	☐
Christopher H. Cole
Marc T. Nemer
Thomas A. Andruskevich
Marcus E. Bromley
Scott P. Sealy
Leonard W. Wood
WITHHELD: (Write name(s) of nominee(s) below).

IN THEIR DISCRETION, to act upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

WILL ATTEND
If you plan to attend the Annual Meeting of Stockholders, please mark the WILL ATTEND box.	☐
Dated:                     , 2010

Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person.

*

Name of Stockholder (Print)

*	Signature

Signature (if held jointly)

*	By (if entity):

*	Title (if entity):
YOUR PROXY, WHETHER BY INTERNET, TELEPHONE OR MAIL, MUST BE RECEIVED BY
THE COMPANY OR ITS PROXY SOLICITOR NO LATER THAN 9:00 A.M. LOCAL TIME
ON MAY 25, 2010 TO BE INCLUDED IN THE VOTING RESULTS.